Exhibit 10.41

FIRST AMENDMENT TO PURCHASE AGREEMENT FOR REAL PROPERTY
AND ESCROW INSTRUCTIONS
THIS FIRST AMENDMENT TO PURCHASE AGREEMENT FOR REAL PROPERTY AND ESCROW INSTRUCTIONS (this “First Amendment”) is made as of the 10th day of April, 2012, by and between SLHNet Investments, L.C., a Utah limited liability company (“Seller”), and KBSIII 155 NORTH 400 WEST, LLC, a Delaware limited liability company (“Purchaser”), successor-in-interest to KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Original Purchaser”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.    Seller and Original Purchaser are parties to that certain Purchase Agreement for Real Property and Escrow Instructions dated as of March 8, 2012 (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.    The Purchase Agreement was assigned to Purchaser pursuant to an Assignment and Assumption of Purchase Agreement dated April 9, 2012, by and between Original Purchaser, as assignor, and Purchaser, as assignee.
C.    Seller and Purchaser have agreed to modify the terms of the Purchase Agreement as set forth in this First Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Purchaser agree as follows:
1.    Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.    Exhibits. Exhibits B (List of Personal Property), C (List of Leases) and E (List of Service Contracts) attached to the Purchase Agreement shall be, and hereby are, deleted therefrom, and Exhibits B (List of Personal Property), C (List of Leases) and E (List of Service Contracts) attached hereto shall be, and hereby are, substituted in their place, respectively.
3.    Generators. Seller acknowledges and agrees that the Personal Property to be purchased by Purchaser in accordance with the terms and provisions of the Purchase Agreement shall include all generators located on the Property as of the Effective Date, including, without limitation, the generators listed in Exhibit B attached hereto.
4.    Assumption of Service Contracts. In accordance with Section 3.3 of the Purchase Agreement, Purchaser hereby elects not to assume any of the Service Contracts, and all such Service Contracts shall be terminated by Seller at Closing.

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5.    Right of Way Contract. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, on or prior to the Closing Date, Seller shall deliver to Purchaser an executed copy of the Right of Way Contract attached hereto as Exhibit D executed by Seller and the Utah Transit Authority.
6.    Improvement Work. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, all improvement work for the Property disclosed by Utah’s State Construction Registry (including, without limitation, the work disclosed in Schedule 1 attached hereto) shall have been completed and paid for, and Seller covenants and agrees to deliver to Purchaser, no less than three (3) business days prior to the Closing Date, evidence reasonably satisfactory to Purchaser that all such improvement work have been completed and paid for (which evidence shall include the delivery of all invoices, receipts and lien waivers). Seller further covenants and agrees to execute at Closing any documents, undertakings or agreements reasonably required by the Title Company in order for the Title Company to issue the Approved Title Policy free and clear of any exceptions for mechanics’ liens.
7.    Access Easement. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, on or prior to the Closing Date, Seller shall deliver into Escrow for recording an access easement in a form reasonably acceptable to Purchaser (the “Access Easement”), granting the owner of the Property non-exclusive vehicular and pedestrian access over Seller’s property depicted on Schedule 2 attached to this First Amendment (“Servient Estate”), executed by Seller as the owner of the Property and the Servient Estate. The Access Easement will provide that Seller will retain the right to dedicate the Servient Estate as a public street and that the Access Easement will terminate upon such dedication.
8.    Compliance with Subdivision Map Act. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, the Land (or any parcel thereof), to be transferred to Purchaser in accordance with the terms and provisions of the Purchase Agreement shall constitute lawfully created parcels under all subdivision laws governing the Land (collectively, the “Subdivision Laws”) as to enable the Title Company to endorse the Approved Title Policy with an ALTA 26 endorsement (“Subdivision Endorsement”) at Closing. Seller hereby covenants and agrees, to the extent necessary, to use commercially reasonable efforts, at its sole cost and expense, to obtain a certificate of compliance from the appropriate governing agency evidencing the Land’s (or any parcel thereof) compliance with the Subdivision Laws. In the event the Land (or any parcel thereof) does not comply with the Subdivision Laws and/or the Title Company is unable to issue the Subdivision Endorsement, then Purchaser shall have the option, upon two (2) business days written notice to the Seller, to extend the Closing Date one or more times for a period not to exceed sixty (60) days in the aggregate in order to attempt to (with no obligation to do so) cause (a) the Land (or any parcel thereof) to comply with the Subdivision Laws, and/or (b) the Title Company to issue the Subdivision Endorsement.

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9.    Tax Parcel Number. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, Parcel 2 of the Land shall be taxed as a separate tax parcel, which tax parcel number shall include no other property other than Parcel 2 of the Land. Seller hereby covenants and agrees, at its sole cost and expense, to use commercially reasonable efforts to cause Parcel 2 of the Land to be taxed as a separate tax parcel prior to the Close of Escrow.
10.    CCI Communication Renewal. Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser on or prior to the Closing Date a signed copy of CCI Communications’ lease renewal on lease terms reasonably acceptable to Purchaser, including, without limitation, the following lease terms: lease premises covering 6,600 sf, $20.45 psf FSG starting base rental rate, 3% annual escalations, 2012 base year stop, 36 month term, no free rent, no tenant improvement allowances and no unpaid leasing costs. However, such a lease renewal shall not be a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement.
11.    Freedom Fast Track, LLC. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, the tenant Freedom Fast Tract, LLC shall be in lawful possession of the premises under its lease, and the Approved Estoppel delivered to Purchaser for Freedom Fast Tract, LLC shall confirm the foregoing.
12.    Special Assessments. Notwithstanding anything stated to the contrary in the Purchase Agreement, as a condition to the Closing and Purchaser’s obligation to consummate the transaction contemplated by the Purchase Agreement, the special assessments levied by Salt Lake City for Extension No. 109014 (SAA ID: 927) (“Special Assessments”), in the total amount of $1,105,542.30 (together with any applicable interest and any other amounts required to cause such Special Assessments to be paid in full), shall be paid by Seller at Closing, and through escrow with Escrow Holder, by wire transfer to Salt Lake City.
13.    Credits for Leasing Costs. In addition to any amounts to be credited to Purchaser for Pre-Closing Leasing Costs under Section 8.4.6 of the Purchase Agreement, Seller acknowledges and agrees that Purchaser shall be entitled to a credit at Closing towards the Purchase Price for unpaid leasing costs in the amounts (to the extent not paid prior to Closing), and for the tenants, set forth in Exhibit A attached hereto and made a part hereof. Purchaser shall be obligated to pay all unpaid leasing costs for which Purchaser receives a credit pursuant to this Section 13. The provisions of this Section 13 shall not limit or impair Purchaser’s right to receive a credit for any other leasing costs covered by the provisions of the Purchase Agreement.
14.    3-14 Audit Documents. Seller acknowledges and agrees that Seller shall continue to be obligated until the Closing to provide to Purchaser (a) the Buyer’s 3-14 Audit Documents referenced in Section 3.2.2(c) of the Purchase Agreement, and (b) the answers to such questions, in written form, relating to the Property which are set forth in Schedule “1” attached to the Purchase Agreement.

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15.    Property Approval Notice. The execution and delivery of this First Amendment shall have the same effect as Purchaser’s delivery to Seller of the “Feasibility Notice” prior to expiration of the “Feasibility Period” in accordance with the provisions of Section 3.2.4 of the Purchase Agreement. Also, Purchaser’s concurrent delivery to Seller of a title commitment pursuant to the provisions of Section 3.1.5 of the Purchase Agreement shall be considered delivered to Seller prior to the expiration of the Feasibility Period.
16.    Effectiveness of Agreement. Except as modified by this First Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.
17.    Counterparts. This First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
18.    Telecopied Signatures. A counterpart of this First Amendment that is signed by one party to this First Amendment and telecopied or emailed to the other party to this First Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this First Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this First Amendment.
19.    Successors and Assigns. All of the terms and conditions of this First Amendment shall apply to benefit and bind the successors and assigns of the respective parties.
IN WITNESS WHEREOF, Seller and Purchaser have entered into this First Amendment to Purchase and Sale Agreement and Escrow Instructions as of the date first above stated.
[SIGNATURES ON NEXT TWO PAGES]

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“SELLER”
SLHNET INVESTMENTS, L.C.,
a Utah limited liability company

By:    SLH PARTNERSHIP, LLC,
a Utah limited liability company,
its Manager

By:     /s/ John W. Williams
John W. Williams,
Manager

“PURCHASER”
KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company

By:    KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member

By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner

By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

EXHIBIT A

Leasing Costs

1.	Jviation:	outstanding TI of $3,506.88
2.	Freedom Fast Track:	outstanding LC of $17,687.52
3.	SuperValue:	outstanding TI of $151,668.00

A-1

EXHIBIT B

List of Personal Property

Specialized server room computer support equipment in Suite 125 owned by Seller
Security PC, monitor and router
Video surveillance system
Cabinetry, fixtures and appliances – UAMPS TI’s
Appliances – Agency Fusion TI’s
Cabinetry and fixtures – ChAIR TI’s
Cabinets – Smart Bomb TI’s
Cabinetry, fixtures and appliances – WECC TI’s
Generator nos. 1 2, and 3 manufactured by Onan, rated at 400-kW, 208/3-phase, diesel engine driven
Generator no. 4 was manufactured by Spectrum, rated at 135-kW, 208/3-phase, diesel engine driven
Generator no. 5 was manufactured by Cummins, rated at 400-kW, 208/3-phase, diesel engine driven

B-1

EXHIBIT C

List of Leases

Tenant	Document	Date
Accelas dba Agency Fusion	Lease	5/24/2011
ASP Realty, Inc	Lease	11/15/1995
	1st Amendment	2/6/1996
	2nd Amendment	12/5/1996
	3rd Amendment	8/19/1997
	4th Amendment	2/11/1999
	5th Amendment	6/9/1999
	6th Amendment	1/25/2000
	7th Amendment	2/28/2005
	8th Amendment	12/30/2005
	9th Amendment	7/31/2010
	10th Amendment	11/14/2011
CCI Network Services, LLC	Lease	12/31/2003
	1st Amendment	6/12/2006
	2nd Amendment	4/17/2009
ChAIR Entertainment Group, LLC	Lease	Undated; Lease commenced 10/1/10
Digitaria Interactive, Inc.	Lease	Undated; Lease commenced 11/10/11
Eat Sleep Play, Inc.	Lease	Undated; Lease commenced 6/1/07
	1st Amendment	3/12/2008
	2nd Amendment	8/21/2009
Freedom Fast Track, LLC	Lease	1/26/2012
Grant Thornton LLP	Lease	10/10/2007
	1st Amendment	Undated; Extension commenced 8/1/10
Internet Pipeline, Inc.	Lease	6/13/2011
Jacobs Engineering Group Inc.	Lease	11/30/2005
	Assignment & Assumption	4/15/2009
	1st Amendment	5/18/2010
Jviation, Inc.	Lease	2/22/2012
Sharifi & Baron, LLC	Lease	12/22/2010

C-1

	1st Amendment	12/9/2011
Smart Bomb Interactive, Inc.	Lease	9/29/2004
	1st Amendment	12/12/2007
	2nd Amendment	6/28/2010
Utah Associated Municipal Power Systems	Lease	8/17/2010
	First Amendment	3/19/2012
Western Electricity Coordinating Council	Lease	12/15/2009
Wisan, Smith, Racker & Prescott, LLP	Lease	3/25/2011

C-2

EXHIBIT D

Right of Way Contract

(Attached)

D-1

EXHIBIT E

List of Service Contracts

Contractor	Service	Date	Term
Jani King	Janitorial	4/26/1995	Month to Month
Mountain Alarm Corporation	Fire and Smoke Alarm	4/18/1996	Month to Month
Thyssenkrupp Elevators (Dover)	Elevator Maintenance	3/18/1997	Five Year
Holbrook Service	Small A/C Units for Servers	11/17/2011	Yearly

E-1

SCHEDULE 1

Improvement Work

(Attached)

E-1

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Utah State Construction Registry

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Owner Original Contractor Filer Hired By Filing Date From/To:

We found: 9 record(s). Viewing 1 through 9

Notice of	Filing Date	Parcel / County	Project Address	Owner Name	Contractor	Filed For	Hired By	Action
Preliminary Entry #: 2761565	03/19/2012	08-36-376-005-0000 Salt Lake	SLHNET INVESTMENTS LC: Wisan Smith 4th Floor 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	TAYLOR ELECTRIC, INC.	All Purpose Windows&Doors *Filed by: bhatfield*	WISAN, SMITH, RACKER & PRESCOTT LLP	
Building Permit Entry #: 2723013	02/03/2012	08-36-376-005-0000 Salt Lake	SLHNET INVESTMENTS LC: SUPERVALU OFFICE 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	R & O Construction Company	Salt Lake City *Filed by: uibrden*		
Preliminary Entry #: 2705711	01/18/2012	0836376005 Salt Lake	Super Valu Office Remodel 105 (155) N 400 W Salt Lake City, UT	SLHNET INVESTMENTS LC	R & O Construction	Westwood Mill & Cabinet *Filed by: jimami*	R & O Construction	
Building Permit Entry #: 2701693	01/12/2012	08-36-376-005-0000 Salt Lake	SLHNET INVESTMENTS LC: Wisan Smith 4th Floor 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	TAYLOR ELECTRIC, INC.	Salt Lake City *Filed by: uibrden*		
Building Permit Entry #: 2700569	01/12/2012	08-36-376-005-0000 Salt Lake	SLHNET INVESTMENTS LC: Wisan Smith 4th Floor 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	TAYLOR ELECTRIC, INC.	Salt Lake City *Filed by: uibrden*		
Preliminary Entry #: 2694595	01/05/2012	08-36-376-005-0000 Salt Lake	Office at Salt Lake Hardware building 155 N 400 W Salt Lake City, UT	SLHNET Investments	Duane Marsala & Co., LLC	Lumber Products *Filed by: LumberProducts*	AACH Enterprises LLC	
Preliminary Entry #: 2679407	12/14/2011	08-36-376-005-0000 Salt Lake	Office at Salt Lake Hardware building 155 N 400 W Salt Lake City, UT	SLHNET Investments	Duane Marsala & Co., LLC	Fire Protection Service Corporation *Filed by: firepro*	Taylor Electric	
Preliminary Entry #: 2620929	10/17/2011	08-36-376-005-0000 Salt Lake	Office at Salt Lake Hardware building 155 N 400 W Salt Lake City, UT	SLHNET Investments	Duane Marsala & Co., LLC	Consolidated Electrical Distributors *Filed by: Rob*	TAYLOR ELECTRIC	
Preliminary Entry #: 2593627	09/26/2011	08-36-376-005-0000 Salt Lake	Office at Salt Lake Hardware building 155 N 400 W Salt Lake City, UT	SLHNET Investments	Duane Marsala & Co., LLC	John Zarbock Plumbing *Filed by: Zarbock*	Duane Marsala & Co., LLC	

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Utah State Construction Registry

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Owner Original Contractor Filer Hired By Filing Date From/To:

We found: 17 record(s). Viewing 1 through 17

Notice of	Filing Date	Parcel / County	Project Address	Owner Name	Contractor	Filed For	Hired By	Action
Preliminary Entry #: 2590245	09/21/2011	08-36-376-005-0000 Salt Lake	SLHNET INVESTMENTS LC: WISAN SMITH RACKER & PRESCOTT SLHNET INVESTMENTS LC 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	Duane Marsala & Company LLC	Winroc *Filed by: winroc15*	Solid Drywall	
Preliminary Entry #: 1836771	07/22/2011	2003662-5501 Salt Lake	Permit 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	DUANE S. MARSALA CONSTRUCTION L.L.C.	All Purpose Windows&Doors *Filed by: bhatfield*	DUANE S MARSALA CONSTRUCTION	
Preliminary Entry #: 1797995	06/16/2011	2003652-5501 Salt Lake	Permit 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	DUANE S. MARSALA CONSTRUCTION L.L.C.	TID., Inc. *Filed by: jstems*	duane marsala construction llc	
Building Permit Entry #: 2502699	03/01/2011	Salt Lake	Low Voltage 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	SIMPLEXGRINNELL LP	SALT LAKE CITY *Filed by: brianscr*		
Building Permit Entry #: 2502665	03/01/2011	Salt Lake	Fire 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	SIMPLEXGRINNELL LP	SALT LAKE CITY *Filed by: brianscr*		
Building Permit Entry #: 2501727	03/01/2011	Salt Lake	Mechanical 105 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	MHI SERVICE, INC.	SALT LAKE CITY *Filed by: brianscr*		
Commencement Entry #: 1711899	03/01/2011	Salt Lake	Low Voltage 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	SIMPLEXGRINNELL LP	SALT LAKE CITY *Filed by: brianscr*		
Commencement Entry #: 1711891	03/01/2011	Salt Lake	Fire 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	SIMPLEXGRINNELL LP	SALT LAKE CITY *Filed by: brianscr*		
Commencement Entry #: 1710989	03/01/2011	Salt Lake	Mechanical 105 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	MHI SERVICE, INC.	SALT LAKE CITY *Filed by: brianscr*		
Building Permit Entry #: 2501320	03/01/2011	Salt Lake	Low Voltage 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	SIMPLEXGRINNELL LP	SALT LAKE CITY *Filed by: brianscr*		
Building Permit Entry #: 2501315	03/01/2011	Salt Lake	Fire 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	SIMPLEXGRINNELL LP	SALT LAKE CITY *Filed by: brianscr*		
Building Permit Entry #: 2500357	03/01/2011	Salt Lake	Mechanical 105 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	MHI SERVICE, INC.	SALT LAKE CITY *Filed by: brianscr*		
Building Permit Entry #: 2497861	03/01/2011	Salt Lake	Fire 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	DELTA FIRE SYSTEMS, INC.	SALT LAKE CITY *Filed by: brianscr*		
Building Permit Entry #: 2496209	03/01/2011	Salt Lake	Permit 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	DUANE S. MARSALA CONSTRUCTION L.L.C.	SALT LAKE CITY *Filed by: brianscr*		
Building Permit Entry #: 2495903	03/01/2011	Salt Lake	Fire 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	Vincent Andrew Newberg	SALT LAKE CITY *Filed by: brianscr*		
Building Permit Entry #: 2495833	03/01/2011	Salt Lake	Mechanical 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	Mountain Valley Mechanical, Inc.	SALT LAKE CITY *Filed by: brianscr*		
Building Permit Entry #: 2495633	03/01/2011	Salt Lake	Electrical 155 N 400 W, 84103-1124 Salt Lake City, UT	SLHNET INVESTMENTS LC	DLK SERVICE GROUP, INC.	SALT LAKE CITY *Filed by: brianscr*		

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SCHEDULE 2

Servient Estate

(Attached)

F-1

= Servient Estate

Servient Estate
200 NORTH STREET
(PUBLIC DEDICATED)
400 WEST STREET
(PUBLIC DEDICATED)
500 WEST STREET (VACATED TO O.S.L.R.R.)
NORTH TEMPLE - 100 NORTH (UNDER CONSTRUCTION)
PARCEL 1
PARCEL 2
LOT 1
LOT 2
LOT 3
LOT 4
LOT 5
LOT 6
EXCEPTION 38 PAGE 1 OF 11
HORIZONTAL GRAPHIC SCALE
LOCATED IN THE WEST ONE HALF OF SECTION 36
TOWNSHIP 1 NORTH, RANGE 1 WEST
SALT LAKE BASE AND MERIDIAN
SALT LAKE CITY, SALT LAKE COUNTY, UTAH
ENSIGN
LAYTON
SALT LAKE CITY
TOOELE
CEDAR CITY
SLHNET INVESTMENT PROPERTY
ALTA/ACSM LAND TITLE SURVEY
155 NORTH 400 WEST
SALT LAKE CITY, UTAH
ALTA/ACSM LAND TITLE SURVEY
2 of 2